Exhibit 99.2

        Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange
                                   Act Filings

I, Leonard P. Forman, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of The New York Times Company, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K filed with the Commission of The New York Times Company for the fiscal year ended December 30, 2001;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The New York Times Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o     any amendments to any of the foregoing.


       /s/ Leonard P. Forman                    Subscribed and sworn to
       -----------------------------            before me this 13th day of
       Leonard P. Forman                        August, 2002.


                                                /s/ Kathleen Corey
                                                --------------------------------
                                                Notary Public
                                                My Commission Expires: 12/21/05

                                                Kathleen Corey
                                                Notary Public, State of New York
                                                No. 30-4916026
                                                Qualified in New York County
                                                Commission Expires Dec. 21, 2005